UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2011
BLUELINX HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment to Form 8-K is filed by BlueLinx Holdings Inc. (the “Company”) to amend and restate in its entirety the contents of the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on January 26, 2011 (the “Original Form 8-K”). The Original Form 8-K included typographical errors in (i) the base salary for George R. Judd, the Company’s Chief Executive Officer and President, (ii) the target and maximum bonus for H. Douglas Goforth, the Company’s Senior Vice President, Chief Financial Officer and Treasurer and (iii) the expiration date of each of the Employment Agreements.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 21, 2011, the Company entered into Amended and Restated Employment Agreements with each of its Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer (each an “Employment Agreement”). Each of the Employment Agreements expires on January 20, 2013, except that each Employment Agreement will be renewed automatically for an additional one-year period unless ninety days prior written notice is given by either party in advance of the expiration date of any such extended term.
George R. Judd Amended and Restated Employment Agreement
The Employment Agreement entered into with George R. Judd, the Company’s Chief Executive Officer and President (the “Judd Employment Agreement”), provides that Mr. Judd will receive a base salary at the rate of $600,000 per year. Mr. Judd shall also be eligible to receive an annual bonus pursuant to the terms of our annual bonus plan, with the annual bonus potential to be a target of 100% of his base salary up to a maximum of 200% of base salary, based upon satisfaction of performance goals and bonus criteria to be defined and approved by the Compensation Committee of the Board of Directors of the Company in advance for each fiscal year in accordance with the terms of the applicable bonus plan. In addition, the Judd Employment Agreement provides that Mr. Judd is eligible to participate in all benefit programs for which senior executives are generally eligible.
Under the Judd Employment Agreement, the Company may terminate Mr. Judd’s employment for cause or without cause. If Mr. Judd’s employment is terminated without cause or he resigns for good reason, the Employment Agreement provides Mr. Judd with, among other things, payment equal to one time his annual base salary in effect immediately prior to the date of termination, plus one time the amount equal to the target bonus for Mr. Judd for the fiscal year prior to the year of the termination of his employment, payable in twelve equal monthly installments commencing on the earlier to occur of the first business day of the seventh month after the date of termination or Mr. Judd’s death.
The Judd Employment Agreement also contains confidentiality provisions, as well as a covenant not to compete during the employment term and continuing for a period of one year following his date of termination in the event executive is terminated without cause, he voluntarily resigns or resigns for good reason, or the employment period ends. The Judd Employment Agreement supercedes and replaces Mr. Judd’s Employment Agreement with the Company dated October 30, 2008.

The foregoing description is qualified in its entirety by reference to the Judd Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
H. Douglas Goforth Amended and Restated Employment Agreement
The Employment Agreement entered into with H. Douglas Goforth, the Company’s Senior Vice President, Chief Financial Officer and Treasurer (the “Goforth Employment Agreement”), provides that Mr. Goforth will receive a base salary at the rate of $375,000 per year. Mr. Goforth shall also be eligible to receive an annual bonus pursuant to the terms of our annual bonus plan, with the annual bonus potential to be a target of 65% of his base salary up to a maximum of 130% of base salary, based upon satisfaction of performance goals and bonus criteria to be defined and approved by the Compensation Committee of the Board of Directors of the Company in advance for each fiscal year in accordance with the terms of the applicable bonus plan. In addition, the Goforth Employment Agreement provides that Mr. Goforth is eligible to participate in all benefit programs for which senior executives are generally eligible.
Under the Goforth Employment Agreement, the Company may terminate Mr. Goforth’s employment for cause or without cause. If Mr. Goforth’s employment is terminated without cause or he resigns for good reason, the Agreement provides Mr. Goforth with, among other things, payment equal to one time his annual base salary in effect immediately prior to the date of termination, plus one time the amount equal to the target bonus for Mr. Goforth for the fiscal year prior to the year of the termination of his employment, payable in twelve equal monthly installments commencing on the earlier to occur of the first business day of the seventh month after the date of termination or Mr. Goforth’s death.
The Goforth Employment Agreement also contains confidentiality provisions, as well as a covenant not to compete during the employment term and continuing for a period of one year following his date of termination. The Goforth Employment Agreement supercedes and replaces Mr. Goforth’s Employment Agreement with the Company dated February 11, 2008.
The foregoing description is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.
Dean A. Adelman Amended and Restated Employment Agreement
The Employment Agreement entered into with Dean A. Adelman, the Company’s Chief Administrative Officer (the “Adelman Employment Agreement”), provides that Mr. Adelman will receive a base salary at the rate of $315,000 per year. Mr. Adelman shall also be eligible to receive an annual bonus pursuant to the terms of our annual bonus plan, with the annual bonus potential to be a target of 50% of his base salary up to a maximum of 100% of base salary, based upon satisfaction of performance goals and bonus criteria to be defined and approved by the Compensation Committee of the Board of Directors of the Company in advance for each fiscal year in accordance with the terms of the applicable bonus plan. In addition, the Adelman Employment Agreement provides that Mr. Adelman is eligible to participate in all benefit programs for which senior executives are generally eligible.
Under the Adelman Employment Agreement, the Company may terminate Mr. Adelman’s employment for cause or without cause. If Mr. Adelman’s employment is terminated without cause or he resigns for good reason, the Agreement provides Mr. Adelman with, among other things, payment equal to one time his annual base salary in effect immediately prior to the date of termination, plus one time the amount equal to the target bonus for Mr. Adelman for the fiscal year prior to the year of the termination of his employment, payable in twelve equal monthly installments commencing on the earlier to occur of the first business day of the seventh month after the date of termination or Mr. Adelman’s death.

The Adelman Employment Agreement also contains confidentiality provisions, as well as a covenant not to compete during the employment term and continuing for a period of one year following his date of termination. The Adelman Employment Agreement supercedes and replaces Mr. Adelman’s Employment Agreement with the Company dated June 4, 2009.
The foregoing description is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Amended and Restated Employment Agreement by and between BlueLinx Holdings Inc. and George R. Judd, dated January 21, 2011.
10.2	Amended and Restated Employment Agreement by and between BlueLinx Holdings Inc. and H. Douglas Goforth, dated January 21, 2011.
10.3	Amended and Restated Employment Agreement by and between BlueLinx Holdings Inc. and Dean A. Adelman, dated January 21, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Sara E. Epstein
Sara E. Epstein
Secretary
Dated: January 27, 2011